UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 29, 2017

Central Index Key Number of the issuing entity: 0001710798

Wells Fargo Commercial Mortgage Trust 2017-C39

(Exact name of Issuing Entity)

Central Index Key Number of the depositor: 0000850779

Wells Fargo Commercial Mortgage Securities, Inc.

(Exact Name of Registrant as Specified in its Charter)

Central Index Key Number of the sponsor: 0000740906

Wells Fargo Bank, National Association

Central Index Key Number of the sponsor: 0000312070

Barclays Bank PLC

Central Index Key Number of the sponsor: 0001624053

Argentic Real Estate Finance LLC

Central Index Key Number of the sponsor: 0001542256

Natixis Real Estate Capital LLC

Central Index Key Number of the sponsor: 0001542105

Basis Real Estate Capital II, LLC

(Exact Names of the Sponsors as Specified in their Charters)

North Carolina	333-206677-17	56-1643598
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

301 South College Street, Charlotte, North Carolina	28288-1066
(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s telephone number, including area code (704) 374-6161

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Section 1. Registrant’s Business and Operations.

Item 1.01.	Entry into a Material Definitive Agreement.

On August 22, 2017, a series of mortgage pass-through certificates, entitled Wells Fargo Commercial Mortgage Trust 2017-C39, Commercial Mortgage Pass-Through Certificates, Series 2017-C39 (the “Certificates”), was issued by Wells Fargo Commercial Mortgage Trust 2017-C39 (the “Issuing Entity”), pursuant to a Pooling and Servicing Agreement, dated as of August 1, 2017 (the “Pooling and Servicing Agreement”), between Wells Fargo Commercial Mortgage Securities, Inc. (the “Registrant”), as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Trimont Real Estate Advisors, LLC, as operating advisor and as asset representations reviewer. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

The Mortgage Loan identified as “Lakeside Shopping Center” on Exhibit B to the Pooling and Servicing Agreement (the “Lakeside Shopping Center Mortgage Loan”), which is an asset of the Issuing Entity, is part of a pari passu whole loan (the “Lakeside Shopping Center Whole Loan”) that includes the Lakeside Shopping Center Mortgage Loan and two other pari passu loans, which are not assets of the Issuing Entity (each, a “Lakeside Shopping Center Pari Passu Companion Loan”). The Pooling and Servicing Agreement provides that the Lakeside Shopping Center Whole Loan is to be serviced and administered (i) until the securitization of the Lakeside Shopping Center Pari Passu Companion Loan designated as Note A-1 (the “Lakeside Shopping Center Note A-1 Pari Passu Companion Loan”), under the Pooling and Servicing Agreement, and (ii) from and after the securitization of the Lakeside Shopping Center Note A-1 Pari Passu Companion Loan, under the pooling and servicing agreement entered into in connection with that securitization.

On August 29, 2017, the Lakeside Shopping Center Note A-1 Pari Passu Companion Loan was securitized pursuant to the Citigroup Commercial Mortgage Trust 2017-B1 securitization transaction. As of such date, the Lakeside Shopping Center Whole Loan, including the Lakeside Shopping Center Mortgage Loan, is being serviced and administered under the Pooling and Servicing Agreement, dated as of August 1, 2017 (the “CGCMT 2017-B1 Pooling and Servicing Agreement”), between Citigroup Commercial Mortgage Securities Inc., as depositor, Wells Fargo Bank, National Association, as master servicer (in such capacity, the “Non-Serviced Master Servicer”), LNR Partners, LLC, as special servicer (in such capacity, the “Non-Serviced Special Servicer”), Trimont Real Estate Advisors, LLC, as operating advisor and asset representations reviewer, Citibank, N.A., as certificate administrator, and Deutsche Bank Trust Company Americas, as trustee. The CGCMT 2017-B1 Pooling and Servicing Agreement is attached hereto as Exhibit 99.1.

The terms and conditions of the CGCMT 2017-B1 Pooling and Servicing Agreement applicable to the servicing of the Lakeside Shopping Center Mortgage Loan are substantially similar to the terms and conditions of the Pooling and Servicing Agreement applicable to the servicing of the other Mortgage Loans, as described under “Pooling and Servicing Agreement” in the Prospectus filed by the Issuing Entity pursuant to Rule 424(b)(2) with respect to the Certificates on August 22, 2017 (the “Prospectus”), however the servicing arrangements under such agreements will differ in certain respects, including the items set forth under “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans—General” in the Prospectus and the following:

•        The primary servicing fee payable to the related Non-Serviced Master Servicer under the CGCMT 2017-B1 Pooling and Servicing Agreement will be 0.0025% per annum (which will be paid in connection with such Non-Serviced Master Servicer’s primary servicing obligations for the Lakeside Shopping Center Whole Loan).

•        Special servicing fees, work-out fees and liquidation fees payable to the Non-Serviced Special Servicer under the CGCMT 2017-B1 Pooling and Servicing Agreement with respect to the Lakeside Shopping Center Whole Loan will be generally calculated in a manner similar, but not necessarily identical, to the corresponding fees under the Pooling and Servicing Agreement, except that (i) the liquidation fee is subject to a maximum amount equal to $1,000,000 with respect to any loan resolution, (ii) the workout fee is subject to a maximum amount equal to $1,000,000 with respect to any loan workout, and (iii) in each case of clauses (i) and (ii), such fees will be subject to certain additional or different offsets and thresholds, which may affect the circumstances under which such fees will be payable to such special servicer.

2

In addition, the special servicing fee under the CGCMT 2017-B1 Pooling and Servicing Agreement with respect to the Lakeside Shopping Center Whole Loan will accrue at a rate equal to the greater of 0.25% per annum and such rate as would result in a special servicing fee equal to $3,500 for the related month (or $5,000 if the risk retention consultation party under the CGCMT 2017-B1 Pooling and Servicing Agreement consulted with the related Non-Servicer Special Servicer during the occurrence and continuance of a consultation termination event under the CGCMT 2017-B1 Pooling and Servicing Agreement).

Section 9. Financial Statements and Exhibits.

Item 9.01. Financial Statements and Exhibits.

(d)       Exhibits.

99.1	Pooling and Servicing Agreement, dated as of August 1, 2017, between Citigroup Commercial Mortgage Securities Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC as special servicer, Trimont Real Estate Advisors, LLC, as operating advisor and as asset representations reviewer, Citibank, N.A., as certificate administrator, and Deutsche Bank Trust Company Americas, as trustee.

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS FARGO COMMERCIAL MORTGAGE SECURITIES, INC.

By: /s/Anthony J. Sfarra
Name: Anthony J. Sfarra
Title: President

Dated: September 5, 2017

4

Exhibit Index

Exhibit No.	Description
99.1	Pooling and Servicing Agreement, dated as of August 1, 2017, between Citigroup Commercial Mortgage Securities Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC as special servicer, Trimont Real Estate Advisors, LLC, as operating advisor and as asset representations reviewer, Citibank, N.A., as certificate administrator, and Deutsche Bank Trust Company Americas, as trustee.

5